Exhibit 99.1

National Commerce Corporation Announces Fourth Quarter and FYE 2015 Earnings

BIRMINGHAM, AL (January 26, 2016) (GLOBE NEWSWIRE) -- National Commerce Corporation (Nasdaq: NCOM) (the “Company” or “NCC”), the parent company of National Bank of Commerce, today reported fourth quarter 2015 net income to common shareholders of $2.9 million, compared to $1.7 million for the fourth quarter of 2014. Diluted net earnings per share were $0.28 in the 2015 fourth quarter, compared to $0.27 in the 2015 third quarter.

For the full year, NCC reported net income of $9.6 million, up from $5.4 million in 2014, and diluted net earnings per share of $1.02, compared to $0.91 in 2014.

On October 31, 2015, the Company completed the acquisition of Reunion Bank of Florida, incurring approximately $395 thousand in merger-related expenses. Also, as previously announced, the Company closed its Kissimmee, Florida and English Village (Birmingham), Alabama branch banking offices, effective December 31, 2015. In connection with these closings, the Company incurred approximately $165 thousand in closing and severance costs in the fourth quarter of 2015.

“We are pleased to welcome the Reunion team and its customers to our company,” said John H. Holcomb, III, Chairman and Chief Executive Officer of the Company. “Our team’s work in 2015 has National Commerce Corporation well-positioned for 2016 and beyond. We will continue our focus on asset quality, customer service and growing our profitability, and we look forward to 2016.”

Several important measures from the fourth quarter of 2015 are as follows:

●

Net Interest Margin (tax-effected) of 4.06%, down from 4.58% for the fourth quarter of 2014. The margin increased 0.04% compared to the 2015 third quarter. During the fourth quarter of 2015, average cash and federal funds balances were $191.1 million, compared to $48.6 million in the 2014 fourth quarter and $166.7 million in the 2015 third quarter. The 2014 fourth quarter margin was also higher than the 2015 fourth quarter due to the proportionately larger size of factoring revenues as a percentage of total revenues, resulting from the higher yields in the factoring division.

●

Return on Average Assets of 0.72% for both the 2015 and 2014 fourth quarters. Return on Average Assets was impacted by the larger average balances in cash and federal funds during the fourth quarter of 2015.

●	Return on Average Tangible Common Equity of 7.48%, compared to 7.86% for the fourth quarter of 2014.
●

Fourth quarter 2015 loan growth (excluding mortgage loans held-for-sale) of $304.3 million. The fourth quarter loan growth includes loans acquired in the October 31, 2015 Reunion acquisition totaling approximately $258.4 million.

●	Fourth quarter 2015 deposit growth of $372.6 million. The fourth quarter deposit growth includes deposits acquired in the October 31, 2015 Reunion acquisition totaling approximately $277.7 million.
●	$58.9 million in mortgage production, compared to $55.9 million for the fourth quarter of 2014.
●	$172.1 million in purchased volume in the factoring division, compared to $198.7 million for the 2014 fourth quarter.
●	A slight decrease in non-acquired non-performing assets to $4.3 million from $4.5 million at September 30, 2015, and an increase compared to $3.3 million at December 31, 2014.
●	Annualized net charge-offs of 0.06%, compared to 0.02% for the fourth quarter of 2014.
●	Ending tangible book value per share of $15.03.
●	Ending book value per share of $20.01.

The Company will host a live audio webcast conference call beginning at 9:00 a.m. Central Time on January 27, 2016 to discuss earnings and operating results for the fourth quarter and year ended December 31, 2015. Investors may call in (toll free) by dialing (855) 871-0559 (conference ID 30845889). A  replay  of  the conference call will be available beginning two hours after the completion of the call until 10:59 p.m. Central Time on January 29, 2016 and can be accessed by dialing (855) 859-2056.

Investors who plan to participate in the live webcast of the conference call should access the webcast by visiting www.nationalbankofcommerce.com, and then clicking on the “Investor Relations” link under the “Learn More” tab located on that webpage.  A replay of the webcast will be available on the website for one year.  A copy of the news release will also be available at the same location.

Use of Non-GAAP Financial Measures

Some of the financial measures presented in this press release and included in the accompanying unaudited financial statements are not measures prepared in accordance with generally accepted accounting principles in the United States (“GAAP”). These non-GAAP financial measures include tangible common equity, return on average tangible common equity, tangible book value per share, allowance for loan losses to nonacquired loans, efficiency ratio and operating efficiency ratio. The Company’s management uses the non-GAAP financial measures set forth below in its analysis of the Company’s performance.

●	“Tangible common equity” is total shareholders’ equity less goodwill, other intangible assets and minority interest not included in intangible assets.

●	“Average tangible common equity” is defined as the average of tangible common equity for the applicable period.
●	“Return on average tangible common equity,” or ROATCE, is defined as net income available to common shareholders divided by average tangible common equity.
●

“Tangible book value per share” is defined as tangible common equity divided by total common shares outstanding. This measure is important to investors interested in changes from period to period in book value per share exclusive of changes in intangible assets.

●

“Allowance for loan losses to nonacquired loans” is defined as the total allowance for loan losses, less the allowance for loan losses attributable to factored receivables, divided by nonacquired loans held for investment, excluding factored receivables at end of period.

●

“Efficiency ratio” is defined as noninterest expense divided by operating revenue (which is equal to net interest income plus noninterest income), excluding one-time gains and losses on sales of securities. This measure is important to investors looking for a measure of efficiency in productivity based on the amount of revenue generated for each dollar spent.

●

“Operating efficiency ratio” is defined as noninterest expense divided by operating revenue, excluding one-time gains and losses on sales of securities and one-time gains and expenses related to merger and acquisition activities. This measure is important to investors looking for a measure of efficiency in productivity based on the amount of revenue generated for each dollar spent.

The Company’s management believes that these non-GAAP financial measures provide useful information to management and investors that is supplementary to NCC’s financial condition, results of operations and cash flows computed in accordance with GAAP; however, NCC acknowledges that the non-GAAP financial measures have a number of limitations. As such, NCC cautions readers that these disclosures should not be viewed as a substitute for results determined in accordance with GAAP, and that these disclosures are not necessarily comparable to non-GAAP financial measures that other companies use. These non-GAAP financial measures exclude various items detailed in the attached “Non-GAAP Reconciliation.”

About National Commerce Corporation

National Commerce Corporation (Nasdaq: NCOM), a Delaware corporation, is a financial holding company and bank holding company headquartered in Birmingham, Alabama. Substantially all of the operations of NCC are conducted through the company’s wholly owned subsidiary, National Bank of Commerce. National Bank of Commerce currently operates seven full-service banking offices in Alabama (in Birmingham, Huntsville, Auburn-Opelika, and Baldwin County) and ten full-service banking offices in Central Florida (in Vero Beach through National Bank of Commerce; in Longwood, Winter Park, Orlando, and Oviedo through United Legacy Bank, a division of National Bank of Commerce; and in Tavares, Port Orange, St. Augustine and Ormond Beach through Reunion Bank of Florida, a division of National Bank of Commerce). National Bank of Commerce provides a broad array of financial services for commercial and consumer customers.

Additionally, National Bank of Commerce owns a majority stake in Corporate Billing, LLC, a transaction-based finance company based in Decatur, Alabama that provides factoring, invoicing, collection and accounts receivable management services to transportation companies and automotive parts and service providers throughout the United States and parts of Canada.

NCC files periodic reports with the U.S. Securities and Exchange Commission (the “SEC”). Copies of its filings may be obtained through the SEC’s website at www.sec.gov or at www.nationalbankofcommerce.com. More information about NCC and National Bank of Commerce may be obtained at www.nationalbankofcommerce.com.

Forward-Looking Statements

Certain statements contained in this press release that are not statements of historical fact constitute forward-looking statements for which NCC claims the protection of the safe harbor provisions contained in the Private Securities Litigation Reform Act of 1995 (the “Act”), notwithstanding that such statements are not specifically identified as such. In addition, certain statements may be contained in NCC’s future filings with the SEC, in press releases and in oral and written statements made by NCC or with NCC’s approval that are not statements of historical fact and that constitute forward-looking statements within the meaning of the Act. Examples of forward-looking statements include, but are not limited to: (i) projections of revenues, expenses, income or loss, earnings or loss per share, the payment or nonpayment of dividends, capital structure and other financial items; (ii) statements of NCC’s plans, objectives and expectations or those of its management or Board of Directors, including those relating to products or services; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements. Words such as “believes,” “anticipates,” “expects,” “intends,” “targeted,” “continue,” “remain,” “will,” “should,” “may” and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Forward-looking statements are subject to various risks and uncertainties, including those risks and uncertainties described under the heading “Risk Factors” in NCC’s Annual Report on Form 10-K for the year ended December 31, 2014 and described in any subsequent reports that NCC has filed with the SEC. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements, and these statements should not be relied upon as predictions of future events. NCC undertakes no obligation to update any forward-looking statements or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. In that respect, NCC cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made.

Contact:

National Commerce Corporation

William E. Matthews, V
Vice Chairman and Chief Financial Officer
(205) 313-8122

NATIONAL COMMERCE CORPORATION

Unaudited Financial Highlights

(In thousands, except share and per share amounts and percentages)

	For the Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2015	2015	2015	2015	2014
Earnings Summary
Interest income	$16,488	$13,450	$12,714	$12,193	$10,578
Interest expense	1,507	1,191	1,071	1,027	846
Net interest income	14,981	12,259	11,643	11,166	9,732
Provision for loan losses	631	201	120	161	826
Other noninterest income (1)	2,298	2,353	2,206	1,764	1,419
Merger/conversion-related expenses	395	122	168	79	246
Other noninterest expense (2)	11,211	9,773	9,448	9,211	6,910
Income before income taxes	5,042	4,516	4,113	3,479	3,169
Income tax expense	1,667	1,453	1,264	1,092	1,158
Net income before minority interest	3,375	3,063	2,849	2,387	2,011
Net income attributable to minority interest	437	573	593	466	304
Net income to common shareholders	$2,938	$2,490	$2,256	$1,921	$1,707

Weighted average common and diluted shares outstanding
Basic	10,345,146	9,438,541	9,438,541	7,701,663	6,223,377
Diluted	10,552,871	9,594,472	9,569,695	7,801,577	6,305,626

Net earnings per common share
Basic	$0.28	$0.26	$0.24	$0.25	$0.27
Diluted	$0.28	$0.26	$0.24	$0.25	$0.27

	December 31,	September 30,	June 30,	March 31,	December 31,
Selected Performance Ratios	2015	2015	2015	2015	2014
Return on average assets (ROAA) (3)	0.72%	0.75%	0.75%	0.67%	0.72%
Return on average equity (ROAE)	5.76	5.62	5.22	5.58	6.11
Return on average tangible common equity
(ROATCE)	7.48	6.85	6.35	7.15	7.86
Net interest margin - taxable equivalent	4.06	4.02	4.22	4.25	4.58
Efficiency ratio	67.17	67.72	69.43	71.85	64.17
Operating efficiency ratio (2)	64.88	66.88	68.22	71.24	61.97
Noninterest income / average assets (annualized)	0.56	0.71	0.73	0.62	0.60
Noninterest expense / average assets (annualized)	2.84	2.99	3.19	3.24	3.01
Yield on loans	5.17	5.13	5.15	5.26	5.37
Cost of total deposits	0.40%	0.39%	0.38%	0.38%	0.36%

	December 31,	September 30,	June 30,	March 31,	December 31,
Factoring Metrics	2015	2015	2015	2015	2014
Recourse purchased volume	$74,922	$82,661	$89,009	$84,725	$107,891
Non-recourse purchased volume	97,142	100,055	99,614	90,402	90,791
Total purchased volume	$172,064	$182,716	$188,623	$175,127	$198,682
Average turn (days)	39.68	37.97	37.66	41.57	40.08
Net charge-offs / total purchased volume	0.12%	0.06%	(0.04)%	0.09%	0.02
Average discount rate	1.73%	1.74%	1.67%	1.65%	1.65

	December 31,	September 30,	June 30,	March 31,	December 31,
Mortgage Metrics	2015	2015	2015	2015	2014
Total production ($)	$58,903	$82,276	$84,796	$55,731	$55,931
Refinance (%)	26.0%	19.1%	18.6%	26.9%	22.6%
Purchases (%)	74.0%	80.9%	81.4%	73.1%	77.4%

NATIONAL COMMERCE CORPORATION

Unaudited Financial Highlights

(In thousands, except share and per share amounts and percentages)

	As of
	December 31,	September 30,	June 30,	March 31,	December 31,
Balance Sheet Highlights	2015	2015	2015	2015	2014
Cash and cash equivalents	$212,457	$192,882	$142,393	$149,907	$123,435
Total securities	80,863	45,911	42,586	37,631	34,932
Mortgage loans held-for-sale	15,020	7,926	13,750	13,804	9,329
Acquired purchased credit-impaired loans	10,443	5,615	5,724	8,852	9,077
Acquired non-purchased credit-impaired loans	370,872	123,730	131,953	138,040	143,981
Nonacquired loans held for investment (4)	870,471	811,011	757,976	704,307	653,063
CBI loans (factoring receivables)	67,628	74,780	75,000	69,541	82,600
Total gross loans held for investment	1,319,414	1,015,136	970,653	920,740	888,721
Allowance for loan losses	9,842	9,391	9,274	9,522	9,802
Total intangibles	53,474	31,291	31,310	30,560	30,591
Total assets	1,764,607	1,350,781	1,256,614	1,206,667	1,138,426
Total deposits	1,514,458	1,141,837	1,051,483	1,000,217	971,060
Borrowings	22,000	22,000	22,000	22,000	22,000
Total liabilities	1,547,971	1,173,358	1,081,985	1,034,495	1,002,265
Minority interest	7,372	7,508	7,527	7,166	7,239
Common stock	108	94	94	94	75
Total shareholders' equity	216,636	177,423	174,629	172,172	136,161
Tangible common equity	$162,724	$145,558	$142,726	$141,380	$105,265
End of period common shares outstanding	10,824,969	9,438,541	9,438,541	9,438,541	7,541,541

	As of and For the Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
Asset Quality Analysis	2015	2015	2015	2015	2014
Nonacquired
Nonaccrual loans	$187	$829	$2,688	$618	$2,276
Other real estate and repossessed assets	3,873	3,562	1,494	1,494	823
Loans past due 90 days or more and still accruing	252	148	44	168	217
Total nonacquired nonperforming assets	$4,312	$4,539	$4,226	$2,280	$3,316

Acquired
Nonaccrual loans	$3,508	$2,829	$2,795	$2,576	$2,589
Other real estate and repossessed assets	92	72	142	542	557
Loans past due 90 days or more and still accruing	-	-	-	-	80
Total acquired nonperforming assets	$3,600	$2,901	$2,937	$3,118	$3,226

Selected asset quality ratios
Nonperforming assets / assets	0.45%	0.55%	0.57%	0.45%	0.57%
Nonperforming assets / (loans + OREO + repossessed assets)	0.60	0.73	0.74	0.58	0.73
Net charge-offs (recoveries) to average loans (annualized)	0.06	0.03	0.16	0.20	0.02
Allowance for loan losses to total loans	0.75	0.93	0.96	1.03	1.10
Nonacquired nonperforming assets / (Nonacquired loans + nonacquired OREO + nonacquired repossessed assets) (4)	0.49	0.56	0.56	0.32	0.51
Allowance for loan losses to nonacquired nonperforming loans	2,241.91	961.21	339.46	1,211.45	393.18
Allowance for loan losses to nonacquired loans (4)	1.07%	1.10%	1.13%	1.22%	1.35%

	For the Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
Taxable Equivalent Yields/Rates	2015	2015	2015	2015	2014
Interest income:
Loans	5.17%	5.13%	5.15%	5.26%	5.37%
Mortgage loans held-for-sale	3.44	4.17	4.02	3.63	4.32
Interest on securities:
Taxable	3.34	3.34	3.33	2.92	3.17
Non-taxable	4.18	4.88	5.08	5.72	5.73
Cash balances in other banks	0.35	0.31	0.38	0.36	0.26
Total interest-earning assets	4.46	4.41	4.60	4.64	4.97

Interest expense:
Interest on deposits	0.54	0.50	0.50	0.49	0.46
Interest on FHLB and other borrowings	2.01	2.00	2.01	2.01	2.02
Total interest-bearing liabilities	0.57	0.54	0.54	0.53	0.52
Net interest spread	3.89	3.87	4.06	4.11	4.45
Net interest margin	4.06%	4.02%	4.22%	4.25%	4.58%

NATIONAL COMMERCE CORPORATION

Unaudited Financial Highlights

(In thousands, except share and per share amounts and percentages)

	As of
	December 31,	September 30,	June 30,	March 31,	December 31,
	2015	2015	2015	2015	2014
Shareholders' Equity and Capital Ratios
Tier 1 Leverage Ratio	9.65%	10.39%	11.09%	11.41%	10.68%
Tier 1 Common Capital Ratio	11.02	12.88	12.86	13.54	10.66
Tier 1 Risk-based Capital Ratio	11.02	12.88	12.86	13.54	10.66
Total Risk-based Capital Ratio	11.74	13.79	13.78	14.55	11.75
Equity / Assets	12.28	13.13	13.90	14.27	11.96
Tangible common equity to tangible assets	9.51%	11.03%	11.65%	12.02%	9.50%
Book value per share	$20.01	$18.80	$18.50	$18.24	$18.05
Tangible book value per share	$15.03	$15.42	$15.12	$14.98	$13.96

	For the Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2015	2015	2015	2015	2014
Detail of other noninterest expense
Salaries and employee benefits	$6,077	$5,186	$5,114	$4,987	$3,717
Commission-based compensation	844	1,048	1,056	796	900
Occupancy and equipment expense	1,048	871	829	836	572
Data processing expenses	511	464	487	425	291
Advertising and marketing expenses	19	124	125	173	126
Legal fees	173	177	135	167	222
FDIC insurance assessments	242	205	152	206	151
Accounting and audit expenses	332	211	212	223	208
Consulting and other professional expenses	387	238	164	105	109
Telecommunications expenses	132	144	135	128	79
ORE, Repo asset and other collection expenses	256	79	71	122	102
Core deposit intangible amortization	175	111	111	111	18
Other noninterest expense	1,410	1,037	1,025	1,011	661
Total noninterest expense	$11,606	$9,895	$9,616	$9,290	$7,156

NATIONAL COMMERCE CORPORATION

Unaudited Financial Highlights

(In thousands, except share and per share amounts and percentages)

	As of
	December 31,	September 30,	June 30,	March 31,	December 31,
Non-GAAP Reconciliation	2015	2015	2015	2015	2014
Total shareholders' equity	$216,636	$177,423	$174,629	$172,172	$136,161
Less: intangible assets	53,474	31,291	31,310	30,560	30,591
Less: minority interest not included in intangible assets	438	574	593	232	305
Tangible common equity	$162,724	$145,558	$142,726	$141,380	$105,265
Common shares outstanding at year or period end	10,824,969	9,438,541	9,438,541	9,438,541	7,541,541
Tangible book value per share	$15.03	$15.42	$15.12	$14.98	$13.96
Total assets at end of period	$1,764,607	$1,350,781	$1,256,614	$1,206,667	$1,138,426
Less: intangible assets	53,474	31,291	31,310	30,560	30,591
Adjusted total assets at end of period	$1,711,133	$1,319,490	$1,225,304	$1,176,107	$1,107,835
Tangible common equity to tangible assets	9.51%	11.03%	11.65%	12.02%	9.50%
Total allowance for loan losses	$9,842	$9,391	$9,274	$9,522	$9,802
Less: allowance for loan losses attributable to CBI (factoring receivables)	500	500	715	956	955
Adjusted allowance for loan losses at end of period	$9,342	$8,891	$8,559	$8,566	$8,847
Nonacquired loans held for investment (4)	870,471	811,011	757,976	704,307	653,063
Allowance for loan losses to nonacquired loans (4)	1.07%	1.10%	1.13%	1.22%	1.35%

	For the Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2015	2015	2015	2015	2014
Non-GAAP Reconciliation
Total average shareholders' equity	$202,299	$175,821	$173,354	$139,618	$110,855
Less: average intangible assets	46,116	31,158	30,555	30,553	24,417
Less: average minority interest not included in intangible assets	331	371	315	46	277
Average tangible common equity	$155,852	$144,292	$142,484	$109,019	$86,161
Net income to common shareholders	2,938	2,490	2,256	1,921	1,707
Return on average tangible common equity (ROATCE)	7.48%	6.85%	6.35%	7.15%	7.86%
Efficiency ratio:
Net interest income	$14,981	$12,259	$11,643	$11,166	$9,732
Total noninterest income	2,298	2,353	2,206	1,764	1,419
Less: gain (loss) on sale of securities	-	-	-	-	-
Operating revenue	$17,279	$14,612	$13,849	$12,930	$11,151
Expenses:
Total noninterest expenses	$11,606	$9,895	$9,616	$9,290	$7,156
Efficiency ratio	67.17%	67.72%	69.43%	71.85%	64.17%
Operating efficiency ratio:
Net interest income	$14,981	$12,259	$11,643	$11,166	$9,732
Total noninterest income	2,298	2,353	2,206	1,764	1,419
Less: gain (loss) on sale of securities	-	-	-	-	-
Operating revenue	$17,279	$14,612	$13,849	$12,930	$11,151
Expenses:
Total noninterest expenses	$11,606	$9,895	$9,616	$9,290	$7,156
Less: merger/conversion-related expenses	395	122	168	79	246
Adjusted noninterest expenses	$11,211	$9,773	$9,448	$9,211	$6,910
Operating efficiency ratio	64.88%	66.88%	68.22%	71.24%	61.97%

(1) Excludes securities gains

(2) Excludes merger/conversion-related expenses

(3) Net income to common shareholders / average assets

(4) Excludes CBI loans

NATIONAL COMMERCE CORPORATION

Unaudited Consolidated Balance Sheets

(In thousands, except share and per share data)

	December 31, 2015	December 31, 2014
Assets
Cash and due from banks	$27,173	$14,236
Interest-bearing deposits with banks	185,284	109,199
Cash and cash equivalents	212,457	123,435
Investment securities held-to-maturity (fair value of $27,843 at December 31, 2015)	27,458	-
Investment securities available-for-sale	53,405	34,932
Other investments	6,235	5,421
Mortgage loans held-for-sale	15,020	9,329
Loans, net of unearned income	1,319,414	888,721
Less: allowance for loan losses	9,842	9,802
Loans, net	1,309,572	878,919
Premises and equipment, net	31,432	27,560
Accrued interest receivable	3,510	2,193
Bank owned life insurance	27,223	10,641
Other real estate	3,965	1,008
Deferred tax assets, net	14,190	11,444
Goodwill	50,686	28,834
Core deposit intangible, net	2,788	1,757
Other assets	6,666	2,953
Total assets	$1,764,607	$1,138,426

Liabilities and Shareholders’ Equity
Deposits:
Noninterest-bearing demand	$382,946	$217,643
Interest-bearing demand	202,649	154,816
Savings and money market	611,887	392,394
Time	316,976	206,207
Total deposits	1,514,458	971,060
Federal Home Loan Bank advances	22,000	22,000
Accrued interest payable	627	431
Other liabilities	10,886	8,774
Total liabilities	1,547,971	1,002,265
Commitments
Shareholders’ equity:
Preferred stock, 250,000 shares authorized, no shares issued or outstanding	-	-
Common stock, at December 31, 2015, $0.01 par value, 30,000,000 shares authorized and 10,824,969 shares issued and outstanding; at December 31, 2014, $0.01 par value, 12,500,000 shares authorized and 7,541,541 shares issued and outstanding	108	75
Additional paid-in capital	202,456	131,455
Retained earnings (deficit)	6,152	(3,453)
Accumulated other comprehensive income	548	845
Total shareholders' equity attributable to National Commerce Corporation	209,264	128,922
Noncontrolling interest	7,372	7,239
Total shareholders' equity	216,636	136,161
Total liabilities and shareholders' equity	$1,764,607	$1,138,426

NATIONAL COMMERCE CORPORATION

Unaudited Consolidated Statements of Earnings

(In thousands, except per share data)

	For the Three Months Ended		For the Twelve Months Ended
	December 31,		December 31,
	2015	2014	2015	2014
Interest and dividend income:
Interest and fees on loans	$15,777	$10,229	$52,720	$29,812
Interest and dividends on taxable investment securities	370	275	1,154	1,178
Interest on non-taxable investment securities	173	42	466	169
Interest on interest-bearing deposits and federal funds sold	168	32	505	183
Total interest income	16,488	10,578	54,845	31,342
Interest expense:
Interest on deposits	1,395	734	4,354	2,427
Interest on borrowings	112	112	442	442
Total interest expense	1,507	846	4,796	2,869
Net interest income	14,981	9,732	50,049	28,473
Provision for loan losses	631	826	1,113	978
Net interest income after provision for loan losses	14,350	8,906	48,936	27,495
Other income:
Service charges and fees on deposit accounts	402	202	1,288	714
Mortgage origination and fee income	1,063	986	5,278	3,752
Merchant sponsorship revenue	365	-	861	-
Income from bank owned life insurance	182	63	433	242
Wealth management fees	10	15	53	58
(Loss) gain on other real estate	-	8	(24)	13
(Loss) gain on sale of investment securities available-for-sale	-	-	-	(33)
Other	276	145	732	286
Total other income	2,298	1,419	8,621	5,032
Other expense:
Salaries and employee benefits	6,077	3,717	21,364	13,379
Commission-based compensation	844	900	3,744	2,136
Occupancy and equipment	1,048	572	3,584	1,944
Core deposit intangible amortization	175	18	508	18
Other operating expense	3,462	1,949	11,207	5,976
Total other expense	11,606	7,156	40,407	23,453
Earnings before income taxes	5,042	3,169	17,150	9,074
Income tax expense	1,667	1,158	5,476	3,159
Net earnings	3,375	2,011	11,674	5,915
Less: Net earnings attributable to noncontrolling interest	437	304	2,069	512
Net earnings attributable to National Commerce Corporation	$2,938	$1,707	$9,605	$5,403

Weighted average common and diluted shares outstanding
Basic	10,345,146	6,223,377	9,238,784	5,888,862
Diluted	10,552,871	6,305,626	9,395,741	5,960,199

Basic earnings per common share	$0.28	$0.27	$1.04	$0.92
Diluted earnings per common share	$0.28	$0.27	$1.02	$0.91

NATIONAL COMMERCE CORPORATION

Average Balance Sheets and Net Interest Analysis

	For the Three Months Ended
(Dollars in thousands)	December 31, 2015			September 30, 2015			June 30, 2015			March 31, 2015			December 31, 2014
Interest-earning assets	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate
Loans	$1,204,437	$15,699	5.17%	$992,223	$12,826	5.13%	$944,373	$12,116	5.15%	$903,563	$11,709	5.26%	$748,373	$10,124	5.37%
Mortgage loans held-for-sale	9,697	84	3.44	9,890	104	4.17	11,180	112	4.02	9,487	85	3.63	9,914	108	4.32
Securities:
Taxable securities	43,960	370	3.34	30,728	259	3.34	32,402	269	3.33	35,540	256	2.92	34,366	275	3.17
Tax-exempt securities	26,119	275	4.18	17,649	217	4.88	14,297	181	5.08	4,750	67	5.72	4,640	67	5.73
Cash balances in other banks	191,077	168	0.35	166,715	129	0.31	112,081	105	0.38	114,579	103	0.36	48,646	32	0.26
Total interest-earning assets	1,475,291	$16,596	4.46	1,217,205	$13,535	4.41	1,114,333	$12,783	4.60	1,067,919	$12,220	4.64	845,939	$10,606	4.97
Non-interest-earning assets	146,557			96,824			95,949			94,118			96,203
Total assets	$1,621,848			$1,314,029			$1,210,282			$1,162,037			$942,142

Interest-bearing liabilities
Interest-bearing transaction accounts	$196,140	$129	0.26%	$182,056	$118	0.26%	$157,261	$97	0.25%	$159,706	$99	0.25%	$135,882	$96	0.28%
Savings and money market deposits	542,631	612	0.45	443,306	486	0.43	408,117	417	0.41	391,321	377	0.39	330,459	309	0.37
Time deposits	291,399	654	0.89	228,298	476	0.83	208,388	447	0.86	209,016	442	0.86	161,368	329	0.81
Federal Home Loan Bank and other borrowed money	22,104	112	2.01	22,000	111	2.00	22,000	110	2.01	22,000	109	2.01	22,027	112	2.02
Total interest-bearing liabilities	1,052,274	$1,507	0.57	875,660	$1,191	0.54	795,766	$1,071	0.54	782,043	$1,027	0.53	649,736	$846	0.52
Non-interest-bearing deposits	354,812			254,402			233,136			232,497			172,290
Total funding sources	1,407,086			1,130,062			1,028,902			1,014,540			822,026
Non-interest-bearing liabilities	12,463			8,146			8,026			7,879			9,261
Shareholders' equity	202,299			175,821			173,354			139,618			110,855
	$1,621,848			$1,314,029			$1,210,282			$1,162,037			$942,142
Net interest rate spread			3.89%			3.87%			4.06%			4.11%			4.45%
Net interest income/margin (taxable equivalent)		15,089	4.06%		12,344	4.02%		11,712	4.22%		11,193	4.25%		9,760	4.58%
Tax equivalent adjustment		108			85			69			27			28
Net interest income/margin		$14,981	4.03%		$12,259	4.00%		$11,643	4.19%		$11,166	4.24%		$9,732	4.56%